UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 9, 2007
                                (August 1, 2007)


                       COL China Online International Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                 333-39208                        52-2224845
                 ---------                        ----------
         (Commission File Number)      (IRS Employer Identification No.)



                       3176 South Peoria Court, Suite 100
                             Aurora, Colorado, 80014
                             -----------------------
           (Address of principal executive offices including zip code)

                                 (303) 695-8530
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
                 (Former address, if changed since last report)

Item 4.01 Changes in Registrant's Certifying Accountant

(a)  Resignation of independent registered public accounting firm.
     -------------------------------------------------------------

Effective August 1, 2007, Moores Rowland Mazars (the "Former Auditor") resigned as the independent auditor of COL China Online International Inc. (the "Company") in connection with the reorganization of the Former Auditor on June 1, 2007, in which certain of its partners resigned and joined Mazars CPA Limited and the Former Auditor changed its name to Moores Rowland. The Former Auditor had been the Company's auditor since November 14, 2001. The Company's Board of Directors (the "Board") approved the resignation of the Former Auditor on August 1, 2007.

The Former Auditor's audit report on the Company's consolidated financial statements for each of the past two fiscal years, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Former Auditor's report on the Company's financial statements for each of the fiscal years ended June 30, 2006 and 2005 included an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

During the Company's two most recent fiscal years and through the subsequent interim period on or prior to March 31, 2007, (a) there were no disagreements between the Company and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)(iv)(A) through (E) of Regulation S-B have occurred.

The Company has provided the Former Auditor with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the "SEC") and has requested that the Former Auditor furnish it with a letter addressed to the SEC stating whether the Former Auditor agrees with the above statements and if not, stating the respects in which it does not agree. A copy of such letter, dated August 2, 2007, is filed as Exhibit
16.1 hereto.

(b)  Engagement of new independent registered public accounting firm.
     ----------------------------------------------------------------
As key members of the Former Auditor servicing the Company are now with Mazars CPA Limited, the Board appointed Mazars CPA Limited as the Company's new independent auditor (the "New Auditor"), effective from August 1, 2007.

During the Company's two most recent fiscal years and subsequent interim period on or prior to August 1, 2007, the Company has not consulted with the New Auditor regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-B.

Item 9 Financials and Exhibits

Exhibit                                      Document
-------                                      --------
16.1               Auditor Response Letter from Moores Rowland to the SEC dated
                   August 2, 2007.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 9, 2007                        COL CHINA ONLINE INTERNATIONAL INC.



                                             By: /s/ Chi Keung Wong
                                                 ----------------------
                                                 Chi Keung Wong,
                                                 Chief Executive Officer and
                                                 Chief Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit                                         Document

16.1                      Auditor Response from Moores Rowland to the SEC dated
                          August 2, 2007.